EXHIBIT  32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Annual Report of FTS Group, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Scott  Gallagher
______________________________________
By:  Scott  Gallagher
Chief  Executive  Officer
April  14th,  2004


/s/  Linda  Ehlen
______________________________________
By:  Linda  Ehlen
Chief  Financial  Officer
April  14th,  2004